Exhibit 99.1

High Roller Appoints Adam Felman as Chief Financial Officer, Matt Teinert Departs

Las Vegas, Nevada, May 20, 2025 – High Roller Technologies (“High Roller” and the “Company”) (NYSE: ROLR), operator of the premium online casino brands High Roller and Fruta, today announced the appointment of Adam Felman as Chief Financial Officer, effective immediately, replacing Matt Teinert.

“Matt Teinert has served as CFO since May 2023 and was instrumental in the process of bringing High Roller through its initial public offering and successful listing on the NYSE,” commented Ben Clemes, Chief Executive Officer at High Roller.

“We’re pleased to welcome Adam Felman to our team,” said Clemes. “Adam brings strong experience and subject-matter expertise in gaming and public markets, both of which will be instrumental to our company as we enter an exciting new chapter.”

Prior to joining High Roller, Mr. Felman, served as Chief Financial Officer and Member of the Board of Directors of Digital Gaming Corporation, a leading online gaming company and B2B supplier, until the sale of the company’s B2B assets to Games Global in 2024. In 2023, Mr. Felman transitioned from private to public market operations following the sale of Digital Gaming Corporation to Super Group (SGHC). From 2013 to 2017, Felman, a Chartered Accountant (ACA), was in practice at Hazlems Fenton LLP. Felman received Joint Honors in Mathematics and Business from Aston University in 2013.

“I’m thrilled to join High Roller and its tremendous leadership team,” said Felman. “I’m excited about the company’s strategic vision and growth potential, and I look forward to ensuring a smooth transition as the company continues to build.”

About High Roller Technologies, Inc.

High Roller Technologies, Inc. is a leading global online gaming operator known for its innovative casino brands, High Roller and Fruta, listed under the ticker ROLR on the NYSE. The Company delivers a cutting-edge real-money online casino platform that is intuitive and user-friendly. With a diverse portfolio of over 5,000 premium games from more than 90 leading game providers, High Roller Technologies serves a global customer base, offering an immersive and engaging gaming experience in the rapidly expanding multi-billion iGaming industry. The online casino features enhanced search engine optimization, machine learning, seamless direct API integrations, faster load times, and superior scalability.

As an award-winning operator, High Roller Technologies continues to redefine the future of online gaming through innovation, performance, and a commitment to excellence. For more information, please visit the High Roller Technologies, Inc. investor relations website, X, Facebook, and LinkedIn pages.

Forward Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2024 and throughout Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and in Part II, Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact

ir@highroller.com

800-460-1039